UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): July 9, 2008

                    THE CARLTON COMPANIES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

   Nevada                        333-128878                       06-1296190
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

                                48 Wall Street
                                  Suite 1100
                            New York, NY 10005
                   (Address of principal executive offices)

                               (212)-918-4860)
                         (Issuer's telephone number)

              (Former name or address if changed since last filing)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













Section 5 Corporate Governance and Management

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in
Fiscal Year.

On June 11, 2008, the Company filed an amendment to its Articles of Incorporation with the Secretary of State of Nevada changing its Corporate name from Clayton, Dunning Group, Inc. to The Carlton Companies, Inc. The amendment also resulted in a reverse split of the outstanding common stock of the Company on the basis of one new common share, par value $0.001, for each 50 old common shares outstanding, and a change in the authorized capital stock of the Company to 475,000,000 shares of $0.001 par value common stock and 25,000,000 of $0.001 par value preferred stock.

As a result of the reverse split of the common stock, the 525,000,000 shares of common stock outstanding before the reverse split were reduced to 10,500,000 shares of common stock after the reverse split.

Also as a result of the reverse split, the trading symbol for the common shares of the Company on The Pink Sheets was changed by NASDAQ from CGGP to CTNO, effective at the opening of business on July 9, 2008

SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None

This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: July 28, 2008


                            The Carlton Companies, Inc.



                            By /s/ Chris Messalas
                              --------------------------------
                                Chris Messalas
                                President


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